SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                 -----------------

                             DWS Capital Growth Fund

                          DWS Large Company Growth Fund

The following information replaces information about the portfolio management team in the "Portfolio management" section of each fund's prospectuses:

The following people handle the day-to-day management of the funds:



  Owen Fitzpatrick, CFA                     Richard Shepley
  Managing Director of Deutsche Asset       Managing Director of Deutsche Asset
  Management and Co-Lead Portfolio          Management and Co-Lead Portfolio
  Manager of the funds effective            Manager of the funds.
  February 15, 2009.                        o   Joined Deutsche Asset Management
  o   Joined Deutsche Asset Management          in 1998 and the funds in 2007.
      and the funds in 2009.                o   Previous experience includes eight
  o   Prior to joining Deutsche Asset           years of investment industry
      Management, he was Managing               experience as research analyst for
      Director of Deutsche Bank Private         global beverage and media sectors
      Wealth Management and served as           at Newton Investment Management
      head of U.S. Equity Strategy and          and assistant manager in corporate
      manager of the U.S. large cap             tax and corporate insolvency
      core, value and growth portfolios         department at PriceWaterhouse,
      and member of the U.S. Investment         London.
      Committee and head of the Equity      o   MA, Oxford University.
      Strategy Group.
  o   Previous experience includes over     Brendan O'Neill, CFA
      21 years of experience in trust       Director of Deutsche Asset Management
      and investment management. Prior      and Portfolio Manager of the funds.
      to joining Deutsche Bank in 1995,     o   Joined Deutsche Asset Management
      managed an equity income fund,            in 2000 and joined DWS Large
      trust and advisory relationships          Company Growth Fund in 2007 and
      for Princeton Bank & Trust                DWS Capital Growth Fund in 2009.
      Company, where he was also            o   Equity Research Analyst covering
      responsible for research coverage         the financial services sector
      of the consumer cyclical sector.          since 2001.
      Previously served as a portfolio      o   Previously served as a member of
      manager at Manufacturer's Hanover         the Large Cap Core Equity team.
      Trust Company.                        o   BA, Queens College, CUNY; MS,
  o   BA and MBA, Fordham University.           Zicklin School of Business, Baruch
                                                College.

Please Retain This Supplement for Future Reference

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

January 9, 2009
GROWTH-3600